UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: February 20, 2002

                        Date of Report: February 20, 2002



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------
           (Exact name of registrants as specified in their charters)



     Delaware                 1-111331                     43-1698480
     Delaware                333-06693                     43-1742520
---------------------     ---------------     ---------------------------------
  (States or other        Commission file      (I.R.S. Employer Identification
  jurisdictions of            numbers                         Nos.)
  incorporation or
   organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 9.  REGULATION FD DISCLOSURE

     On Thursday, February 28, 2002, Ferrellgas Partners, L.P. will report earnings for the second fiscal quarter of 2002. James E. Ferrell, Chairman, Chief Executive Officer, and President, will conduct a live teleconference on the Internet at http://www.videonewswire.com/event.asp?id=3588. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FERRELLGAS PARTNERS, L.P.

                                       By Ferrellgas, Inc. (General Partner)


Date: February 20, 2002                By     /s/ Kevin T. Kelly
                                           -------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)





                                       FERRELLGAS PARTNERS FINANCE CORP.

Date: February 20, 2002                By     /s/ Kevin T. Kelly
                                           -------------------------------------
                                            Kevin T. Kelly
                                            Senior Vice President and
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)